INTANGIBLE ASSETS - Schedule of Amortization Expense (Details) (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Future amortization of intangible assets, net
2014	$ 1,265,458	$ 1,719,105
2015	1,484,209	1,484,209
2016	944,035	944,035
2017	639,626	639,626
2018	379,691	379,691
2019 and thereafter	990,993	990,993
Total	$ 5,704,012	$ 6,157,659	$ 492,152